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                                                                  EXHIBIT 99 (a)

          CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I hereby certify that this Form 10-Q, containing BANK ONE CORPORATION's consolidated financial statements for the three months and nine months ended September 30, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and the information contained in this Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

November 13, 2002

                                                            /s/  James Dimon
                                                         -----------------------
                                                               James Dimon
                                                         Chief Executive Officer

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